_______________________________

                       SECURITIES AND EXCHANGE COMMISSION
                         _______________________________

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                 _______________


Date of Report (Date of earliest event reported): March 3, 2004


                                GTC Telecom Corp.
              _____________________________________________________
             (Exact name of registrant as specified in its charter)


                                     Nevada
                  ___________________________________________
                 (State or other jurisdiction of incorporation)


         0-25703                                     88-0318246
__________________________                 ________________________________
 (Commission File Number)                  (IRS Employer Identification No.)



                           3151 Airway Ave., Suite P-3
                             Costa  Mesa,  CA 92626
              ______________________________________________________
              (Address of principal executive offices)   (Zip  Code)

Registrant's telephone number, including area code: (714) 549-7700


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)

ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

Effective March 3, 2004, Marilyn Creson Brown (formerly Marilyn K. Creson) resigned as a member of the Board of Directors of GTC Telecom Corp. (the "Registrant") and its subsidiaries. Concurrently, Ms. Brown resigned her positions on all of the Registrant's committees.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 10, 2004              GTC  TELECOM  CORP.



                                   By:/s/ S. Paul Sandhu
                                   S.  Paul  Sandhu
                                   Chief  Executive  Officer